Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 14: Commitments and Contingencies
Lease commitments and purchase obligations
The Company has entered into commercial operating leases on certain office premises and motor vehicles. There are no financial restrictions placed upon the Company by entering into these leases. Total net rent expense was $136.0 million, $145.7 million and $138.5 million for the years ended December 31, 2018, 2017 and 2016, respectively. These amounts are net of sublease income of $13.2 million, $12.7 million and $13.9 million for the years ended December 31, 2018, 2017 and 2016, respectively.
Additionally, the Company has entered into capital leases as a means of funding the acquisition of furniture and equipment and acquiring access to property and vehicles. Rental payments are generally fixed, with no special terms or conditions.
Long-term debt is comprised of the 2018 First Lien Loan. The details of the 2018 Credit Agreement is discussed in Note 9: Long-term Debt and Other Borrowings.
As of December 31, 2018, the obligations described above as well as the aggregate maturities of long-term debt are as summarized below (in millions):

	Operating Leases	Capital Leases	Long-term Debt	Total
2019	$152.9	$9.3	$27.1	$189.3
2020	139.3	6.4	27.2	172.9
2021	112.8	2.3	27.0	142.1
2022	96.3	0.4	27.0	123.7
2023	80.4	—	27.0	107.4
Thereafter	210.2	—	2,558.3	2,768.5
Totals	$791.9	$18.4	$2,693.6	$3,503.9

Future minimum lease payments are net of total sub-lease rental income of $58.9 million. Capital lease obligations are shown net of $1.1 million of interest charges.
Refer to Note 16: Fair Value Measurements and Note 10: Employee Benefits for further information on obligations related to earn-out liabilities and projected payments associated with post-retirement benefit plans.
Guarantees
The Company’s guarantees primarily relate to requirements under certain client service contracts and have arisen through the normal course of business. These guarantees, with certain financial institutions, have both open and closed-ended terms; with remaining closed-ended terms up to 10 years and maximum potential future payments of approximately $36.7 million in the aggregate, with none of these guarantees being individually material to the Company’s operating results, financial position or liquidity. The Company’s current expectation is that future payment or performance related to non-performance under these guarantees is considered remote.
Contingencies
In the normal course of business, the Company is subject to various claims and litigation. Many of these claims are covered under the Company’s current insurance programs, subject to self-insurance levels and deductibles. The Company is also subject to threatened or pending legal actions arising from activities of contractors. Such liabilities include the potential costs to settle litigation. A liability is recorded for the potential costs of carrying out further works based on known claims and previous claims history, and for losses from litigation that are probable and estimable. A liability is also recorded for the Company’s incurred but not reported ("IBNR") claims, based on assessment using prior claims history.
Claims liabilities are presented as Other current liabilities and Other non-current liabilities in the consolidated balance sheets. As of December 31, 2018 and 2017, contingent liabilities recorded within Other current liabilities were $69.5 million and $88.5 million, respectively, and contingent liabilities recorded within Other non-current liabilities were $23.4 million and $29.4 million, respectively. These contingent liabilities are made up of errors and omissions ("E&O") claims, workers’ compensation insurance liabilities and other claims and contingent liabilities. At December 31, 2018 and 2017, E&O and other claims were $32.8 million and $54.1 million, respectively, and workers’ compensation liabilities were $60.1 million and $63.8 million, respectively, included within Other current liabilities and Other non-current liabilities in the consolidated balance sheets. The ultimate settlement of these matters may result in payments materially in excess of the amounts recorded due to their contingent nature and inherent uncertainties of settlement proceedings.
For a portion of these liabilities, the Company had indemnification assets as of December 31, 2017, totaling $18.2 million. The indemnification periods for all related agreements ended before December 31, 2017 and were settled during the third quarter of 2018, which resulted in a cash payout of $5.4 million in the fourth quarter of 2018.
The Company had insurance recoverable balances as of December 31, 2018 and December 31, 2017 totaling $3.9 million and $17.6 million.